UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2025

VIREO GROWTH INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On October 2, 2025, Vireo Growth Inc. (the “Company”), entered into Convertible Note Secondary Sale and Purchase Agreements (the “Note Purchase Agreements”) with several holders (the “Noteholders”) of those certain 13% Senior Secured Convertible Notes due December 7, 2026 (the “Notes”) of Medicine Man Technologies, Inc. d/b/a Schwazze, a Nevada corporation (“Schwazze”). The Notes, which have a value of approximately $91,000,000, consisting of principal and accrued interest, are being acquired for total consideration of approximately $62,000,000. The Notes to be purchased by the Company represent approximately 86% of the total outstanding Notes. The consideration will be paid in the form of the Company’s subordinate voting shares at closing at a deemed price per share of $0.54 (the “Shares”). The purchases are expected to close by October 31, 2025, and are subject to approval by the Canadian Stock Exchange.

The Notes accrue interest at a rate equal to 13% per annum. Interest on the Notes is payable quarterly on March 31, June 30, September 30 and December 31 of each year. The Notes mature on December 7, 2026 (the “Maturity Date”), and, on the Maturity Date, Schwazze is obligated to pay holders of the Notes $1.00 in cash for each $1.00 principal amount of Notes held, together with accrued and unpaid interest to, but not including the Maturity Date on such Notes. Schwazze’s obligations under the Notes are secured by (i) a junior security interest in the assets of PBS Holdco LLC, a wholly-owned subsidiary of Schwazze, Schwazze’s Colorado manufacturing operation, 36 acres of land in Huerfano County, Colorado owned by Schwazze and substantially all of the assets owned by SBUD LLC, a wholly-owned subsidiary of Schwazze, and (ii) a first priority security interest in all assets owned by Schwazze and all of its direct or indirect subsidiaries on or after December 7, 2021.

Schwazze is currently in default on its payment obligations under the Notes. Chicago Atlantic Admin, LLC serves as collateral agent under the Indenture governing the terms of the Notes. John Mazarakis, the Company’s Chief Executive Officer, is a partner of Chicago Atlantic Group, LP, an affiliate of Chicago Atlantic Admin, LLC.

The Shares of the Company to be issued by the Company to the Noteholders will be issued in reliance upon the exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506 promulgated under the Securities Act.

The information provided herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company.

The foregoing description of the Note Purchase Agreements is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the forms of Note Purchase Agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K related to the Shares to be issued in connection with the acquisition of the Notes is incorporated herein by reference, to the extent required herein. The Shares are being issued in reliance upon the exemptions from registration under the Securities Act provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506 promulgated under the Securities Act.

Item 7.01	Regulation FD Disclosure

On October 2, 2025, the Company issued a press release announcing the matters disclosed in this Current Report on Form 8-K, which is attached as Exhibit 99.1 hereto and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”), the information in this Item 7.01 disclosure, including Exhibit 99.1, and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Exchange Act.

Forward-Looking Statement Disclosure

This Current Report on Form 8-K and the exhibits hereto contain “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. Forward-looking information contained in this Current Report on Form 8-K may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements regarding the timing of the closing of the acquisition of the Notes, if a closing occurs at all. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in its various markets; risk of failure in the lawsuit with Verano and the cost of that litigation; our ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company's Annual Report on Form 10-K for the year ended December 31, 2024, which is available on EDGAR with the SEC and filed with the Canadian securities regulators and available under the Company's profile on SEDAR+ at www.sedarplus.com.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Convertible Note Secondary Sale and Purchase Agreement (Form A)
10.2	Convertible Note Secondary Sale and Purchase Agreement (Form B)
99.1*	Press Release, dated as of October 2, 2025
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

*Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIREO GROWTH INC. (Registrant)

Date: October 8, 2025	By:	/s/ Tyson Macdonald
Tyson Macdonald
Chief Financial Officer